EXHIBIT 10.2

***** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO MASTER SUBLEASE AGREEMENT
This First Amendment to Master Sublease Agreement (this “Amendment”) is made and entered into by and between SEARS, ROEBUCK AND CO., a New York corporation and KMART CORPORATION, a Michigan corporation (as their interests may appear), each as a sublandlord (collectively, “Sublandlord”), and LANDS’ END, INC., a Delaware corporation, as the subtenant (“Subtenant”), to be effective on July 6, 2015 (the “Effective Date”).
W I T N E S S E T H
WHEREAS, Sublandlord and Subtenant previously entered into that certain Master Sublease Agreement dated as of April 4, 2014, but effective as of February 1, 2014 (the “Sublease”).
WHEREAS, Sublandlord and Subtenant desire to amend the terms of the Sublease to memorialize relocations pursuant to Section 14 of the Sublease, space changes pursuant to Section 14 of the Sublease, expirations pursuant to Section 2(a) of the Sublease and terminations pursuant to Section 29 of the Sublease previously agreed to by Sublandlord and Subtenant in the ordinary course of the operation of the Subtenant’s business and the Sublandlord’s business.
NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Sublease and herein, the Sublease, as of the Effective Date of this Amendment, is hereby modified and amended as set out below:
1.Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Sublease, unless otherwise defined in this Amendment.
2.    Recitals. The Recitals of the Lease are hereby amended by deleting the phrase: “FY-2014 Begin. Sq. Ft.” and replacing it with the phrase: “FY-2015 Begin Sq. Ft.”
3.    Annex A. Annex A of the Sublease is deleted in its entirety and replaced with Annex A attached hereto.
4.    Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Sublease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Sublease, the terms and provisions of this Amendment shall supersede and control.
5.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange facsimile or e-mailed pdf counterparts of the signature pages and such counterparts shall serve as originals.

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth below, to be effective for all purposes, however, as of the Effective Date.

SUBLANDLORD:

SEARS, ROEBUCK AND CO., a New York corporation
corporation

By: /s/Jeffrey Stollenwerck
Name: Jeffrey Stollenwerck
Title: SVP Real Estate

Date: July 6, 2015

KMART CORPORATION, a Michigan
corporation

By: /s/Jeffrey Stollenwerck
Name: Jeffrey Stollenwerck
Title: SVP Real Estate

Date: July 6, 2015

SUBTENANT:

LANDS’ END, INC., a Delaware corporation

By: /s/Brian D. Kohlbeck
Name: Brian D. Kohlbeck
Title: Vice President, Business Finance

Date: July 6, 2015

ANNEX A
[ATTACHED]

24483183.1 121102 1117C 00700058	4
716732265.5

Store Num	Store Name	Lease Term	FY2015 Begin Sq Ft	Lease Factor	Yr 1 Rent PSF	Yr 1 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2017 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1403	1403 NATICK	5.00	14,466	[*****]	[*****]	[*****]	14,466	[*****]	[*****]	[*****]	14,466	[*****]	[*****]	[*****]
1243	1243 HANOVER	3.00	15,329	[*****]	[*****]	[*****]	15,329	[*****]	[*****]	[*****]	15,329	[*****]	[*****]	[*****]
2173	2173 SARATOGA	3.00	6,281	[*****]	[*****]	[*****]	6,281	[*****]	[*****]	[*****]	6,281	[*****]	[*****]	[*****]
1334	1334 PITTSBURGH SOUTH HILLS	3.00	7,909	[*****]	[*****]	[*****]	7,909	[*****]	[*****]	[*****]	7,909	[*****]	[*****]	[*****]
2603	2603 NEW HARTFORD	0.49	8,657	[*****]	[*****]	[*****]	8,657	[*****]	[*****]	[*****]	8,657	[*****]	[*****]	[*****]
2023	2023 CONCORD	3.00	6,718	[*****]	[*****]	[*****]	6,718	[*****]	[*****]	[*****]	6,718	[*****]	[*****]	[*****]
2344	2344 STATE COLLEGE	0.57	3,056	[*****]	[*****]	[*****]	3,056	[*****]	[*****]	[*****]	3,056	[*****]	[*****]	[*****]
1470	1470 GREENWOOD	3.00	4,707	[*****]	[*****]	[*****]	4,707	[*****]	[*****]	[*****]	4,707	[*****]	[*****]	[*****]
1984	1984 BUFFALO/HAMBURG	3.00	8,118	[*****]	[*****]	[*****]	8,118	[*****]	[*****]	[*****]	8,118	[*****]	[*****]	[*****]
1534	1534 SCRANTON	0.91	5,963	[*****]	[*****]	[*****]	5,963	[*****]	[*****]	[*****]	5,963	[*****]	[*****]	[*****]
1199	1199 SAN MATEO	1.00	8,997	[*****]	[*****]	[*****]	8,997	[*****]	[*****]	[*****]	8,997	[*****]	[*****]	[*****]
2373	2373 NO DARTMOUTH	3.00	4,076	[*****]	[*****]	[*****]	4,076	[*****]	[*****]	[*****]	4,076	[*****]	[*****]	[*****]
1646	1646 PINEVILLE	1.47	5,894	[*****]	[*****]	[*****]	5,894	[*****]	[*****]	[*****]	5,894	[*****]	[*****]	[*****]
2343	2343 LANESBORO (PITTSFIELD)	1.73	5,537	[*****]	[*****]	[*****]	5,537	[*****]	[*****]	[*****]	5,537	[*****]	[*****]	[*****]
1064	1064 LANGHORNE/OXFORD VLY	2.04	8,103	[*****]	[*****]	[*****]	8,103	[*****]	[*****]	[*****]	8,103	[*****]	[*****]	[*****]
1323	1323 MIDDLETOWN	2.33	6,299	[*****]	[*****]	[*****]	6,299	[*****]	[*****]	[*****]	6,299	[*****]	[*****]	[*****]
2453	2453 GLENS FALLS	2.50	5,266	[*****]	[*****]	[*****]	5,266	[*****]	[*****]	[*****]	5,266	[*****]	[*****]	[*****]
1213	1213 AUBURN	2.75	9,695	[*****]	[*****]	[*****]	9,695	[*****]	[*****]	[*****]	9,695	[*****]	[*****]	[*****]
1725	1725 ANNAPOLIS	2.83	14,383	[*****]	[*****]	[*****]	14,383	[*****]	[*****]	[*****]	14,383	[*****]	[*****]	[*****]
1014	1014 ENFIELD	3.00	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]
1468	1468 CUPERTINO	0.72	6,483	[*****]	[*****]	[*****]	6,483	[*****]	[*****]	[*****]	6,483	[*****]	[*****]	[*****]
2664	2664 FREDERICK	3.50	7,829	[*****]	[*****]	[*****]	7,829	[*****]	[*****]	[*****]	7,829	[*****]	[*****]	[*****]
2113	2113 ROTTERDAM (SCHENECTADY)	3.58	6,546	[*****]	[*****]	[*****]	6,546	[*****]	[*****]	[*****]	6,546	[*****]	[*****]	[*****]
1674	1674 WHITE PLAINS	3.58	8,729	[*****]	[*****]	[*****]	8,729	[*****]	[*****]	[*****]	8,729	[*****]	[*****]	[*****]
1695	1695 ALPHARETTA	3.72	12,110	[*****]	[*****]	[*****]	12,110	[*****]	[*****]	[*****]	12,110	[*****]	[*****]	[*****]
1202	1202 BEAVERCREEK/DAYTON	3.73	7,316	[*****]	[*****]	[*****]	7,316	[*****]	[*****]	[*****]	7,316	[*****]	[*****]	[*****]
1024	1024 FALLS CHURCH	3.83	7,472	[*****]	[*****]	[*****]	7,472	[*****]	[*****]	[*****]	7,472	[*****]	[*****]	[*****]
1244	1244 YORK/GALLERIA	3.00	9,706	[*****]	[*****]	[*****]	9,706	[*****]	[*****]	[*****]	9,706	[*****]	[*****]	[*****]
2353	2353 KINGSTON	4.66	6,207	[*****]	[*****]	[*****]	6,207	[*****]	[*****]	[*****]	6,207	[*****]	[*****]	[*****]
2071	2071 CINCINNATI WESTERN HILLS	4.72	5,937	[*****]	[*****]	[*****]	5,937	[*****]	[*****]	[*****]	5,937	[*****]	[*****]	[*****]
1273	1273 HOLYOKE	4.73	7,635	[*****]	[*****]	[*****]	7,635	[*****]	[*****]	[*****]	7,635	[*****]	[*****]	[*****]
2323	2323 HYANNIS	4.83	7,915	[*****]	[*****]	[*****]	7,915	[*****]	[*****]	[*****]	7,915	[*****]	[*****]	[*****]
1330	1330 EVANSVILLE	4.83	4,495	[*****]	[*****]	[*****]	4,495	[*****]	[*****]	[*****]	4,495	[*****]	[*****]	[*****]
1170	1170 LANSING	4.83	9,553	[*****]	[*****]	[*****]	9,553	[*****]	[*****]	[*****]	9,553	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	FY2018 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	Expiration Date	Leased/ Owned
1403	1403 NATICK	14,466	[*****]	[*****]	[*****]	14,466	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1243	1243 HANOVER	15,329	[*****]	[*****]	[*****]	15,329	[*****]	[*****]	[*****]	1/31/2018	Lease
2173	2173 SARATOGA	6,281	[*****]	[*****]	[*****]	6,281	[*****]	[*****]	[*****]	1/31/2018	Lease
1334	1334 PITTSBURGH SOUTH HILLS	7,909	[*****]	[*****]	[*****]	7,909	[*****]	[*****]	[*****]	1/31/2018	Lease
2603	2603 NEW HARTFORD	8,657	[*****]	[*****]	[*****]	8,657	[*****]	[*****]	[*****]	7/31/2015	Lease
2023	2023 CONCORD	6,718	[*****]	[*****]	[*****]	6,718	[*****]	[*****]	[*****]	1/31/2018	Lease
2344	2344 STATE COLLEGE	3,056	[*****]	[*****]	[*****]	3,056	[*****]	[*****]	[*****]	8/28/2015	Lease
1470	1470 GREENWOOD	4,707	[*****]	[*****]	[*****]	4,707	[*****]	[*****]	[*****]	1/31/2018	Lease
1984	1984 BUFFALO/HAMBURG	8,118	[*****]	[*****]	[*****]	8,118	[*****]	[*****]	[*****]	1/31/2018	Lease
1534	1534 SCRANTON	5,963	[*****]	[*****]	[*****]	5,963	[*****]	[*****]	[*****]	12/31/2015	Lease
1199	1199 SAN MATEO	8,997	[*****]	[*****]	[*****]	8,997	[*****]	[*****]	[*****]	1/31/2016	Lease
2373	2373 NO DARTMOUTH	4,076	[*****]	[*****]	[*****]	4,076	[*****]	[*****]	[*****]	1/31/2018	Lease
1646	1646 PINEVILLE	5,894	[*****]	[*****]	[*****]	5,894	[*****]	[*****]	[*****]	7/23/2016	Lease
2343	2343 LANESBORO (PITTSFIELD)	5,537	[*****]	[*****]	[*****]	5,537	[*****]	[*****]	[*****]	10/25/2016	Lease
1064	1064 LANGHORNE/OXFORD VLY	8,103	[*****]	[*****]	[*****]	8,103	[*****]	[*****]	[*****]	2/15/2017	Lease
1323	1323 MIDDLETOWN	6,299	[*****]	[*****]	[*****]	6,299	[*****]	[*****]	[*****]	5/31/2017	Lease
2453	2453 GLENS FALLS	5,266	[*****]	[*****]	[*****]	5,266	[*****]	[*****]	[*****]	7/31/2017	Lease
1213	1213 AUBURN	9,695	[*****]	[*****]	[*****]	9,695	[*****]	[*****]	[*****]	10/31/2017	Lease
1725	1725 ANNAPOLIS	14,383	[*****]	[*****]	[*****]	14,383	[*****]	[*****]	[*****]	11/30/2017	Lease
1014	1014 ENFIELD	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]	1/31/2018	Lease
1468	1468 CUPERTINO	6,483	[*****]	[*****]	[*****]	6,483	[*****]	[*****]	[*****]	10/21/2015	Lease
2664	2664 FREDERICK	7,829	[*****]	[*****]	[*****]	7,829	[*****]	[*****]	[*****]	7/31/2018	Lease
2113	2113 ROTTERDAM (SCHENECTADY)	6,546	[*****]	[*****]	[*****]	6,546	[*****]	[*****]	[*****]	8/31/2018	Lease
1674	1674 WHITE PLAINS	8,729	[*****]	[*****]	[*****]	8,729	[*****]	[*****]	[*****]	8/31/2018	Lease
1695	1695 ALPHARETTA	12,110	[*****]	[*****]	[*****]	12,110	[*****]	[*****]	[*****]	10/19/2018	Lease
1202	1202 BEAVERCREEK/DAYTON	7,316	[*****]	[*****]	[*****]	7,316	[*****]	[*****]	[*****]	10/26/2018	Lease
1024	1024 FALLS CHURCH	7,472	[*****]	[*****]	[*****]	7,472	[*****]	[*****]	[*****]	11/30/2018	Lease
1244	1244 YORK/GALLERIA	9,706	[*****]	[*****]	[*****]	9,706	[*****]	[*****]	[*****]	1/31/2018	Lease
2353	2353 KINGSTON	6,207	[*****]	[*****]	[*****]	6,207	[*****]	[*****]	[*****]	9/30/2019	Lease
2071	2071 CINCINNATI WESTERN HILLS	5,937	[*****]	[*****]	[*****]	5,937	[*****]	[*****]	[*****]	10/19/2019	Lease
1273	1273 HOLYOKE	7,635	[*****]	[*****]	[*****]	7,635	[*****]	[*****]	[*****]	10/24/2019	Lease
2323	2323 HYANNIS	7,915	[*****]	[*****]	[*****]	7,915	[*****]	[*****]	[*****]	11/30/2019	Lease
1330	1330 EVANSVILLE	4,495	[*****]	[*****]	[*****]	4,495	[*****]	[*****]	[*****]	11/30/2019	Lease
1170	1170 LANSING	9,553	[*****]	[*****]	[*****]	9,553	[*****]	[*****]	[*****]	11/30/2019	Lease

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	Lease Term	FY2015 Begin Sq Ft	Lease Factor	Yr 1 Rent PSF	Yr 1 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2017 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
2694	2694 FREDERICKSBURG	5.00	5,347	[*****]	[*****]	[*****]	5,347	[*****]	[*****]	[*****]	5,347	[*****]	[*****]	[*****]
1544	1544 REGO PARK	5.00	7,421	[*****]	[*****]	[*****]	7,421	[*****]	[*****]	[*****]	7,421	[*****]	[*****]	[*****]
2138	2138 SANTA BARBARA	5.00	5,841	[*****]	[*****]	[*****]	5,841	[*****]	[*****]	[*****]	5,841	[*****]	[*****]	[*****]
1134	1134 MILFORD	5.00	9,130	[*****]	[*****]	[*****]	9,130	[*****]	[*****]	[*****]	9,130	[*****]	[*****]	[*****]
1154	1154 WHITEHALL	5.00	7,401	[*****]	[*****]	[*****]	7,401	[*****]	[*****]	[*****]	7,401	[*****]	[*****]	[*****]
1254	1254 WILMINGTON	5.00	7,863	[*****]	[*****]	[*****]	7,863	[*****]	[*****]	[*****]	7,863	[*****]	[*****]	[*****]
1143	1143 BROOKLYN/KINGS PLZ	5.00	7,105	[*****]	[*****]	[*****]	7,105	[*****]	[*****]	[*****]	7,105	[*****]	[*****]	[*****]
1733	1733 YONKERS	5.00	8,470	[*****]	[*****]	[*****]	8,470	[*****]	[*****]	[*****]	8,470	[*****]	[*****]	[*****]
2435	2435 CHARLOTTESVILLE	5.00	6,125	[*****]	[*****]	[*****]	6,125	[*****]	[*****]	[*****]	6,125	[*****]	[*****]	[*****]
1958	1958 SAN JOSE/OAK RIDGE	5.00	7,547	[*****]	[*****]	[*****]	7,547	[*****]	[*****]	[*****]	7,547	[*****]	[*****]	[*****]
1133	1133 LEOMINSTER	5.00	7,483	[*****]	[*****]	[*****]	7,483	[*****]	[*****]	[*****]	7,483	[*****]	[*****]	[*****]
1123	1123 DEDHAM	5.00	8,522	[*****]	[*****]	[*****]	8,522	[*****]	[*****]	[*****]	8,522	[*****]	[*****]	[*****]
1850	1850 LOUISVILLE OXMOOR	3.00	8,345	[*****]	[*****]	[*****]	8,345	[*****]	[*****]	[*****]	8,345	[*****]	[*****]	[*****]
1758	1758 ESCONDIDO	1.08	4,035	[*****]	[*****]	[*****]	4,035	[*****]	[*****]	[*****]	4,035	[*****]	[*****]	[*****]
1304	1304 SILVER SPRING	3.00	4,973	[*****]	[*****]	[*****]	4,973	[*****]	[*****]	[*****]	4,973	[*****]	[*****]	[*****]
1684	1684 WOODBRIDGE	1.51	9,422	[*****]	[*****]	[*****]	9,422	[*****]	[*****]	[*****]	9,422	[*****]	[*****]	[*****]
1368	1368 CONCORD	1.72	9,947	[*****]	[*****]	[*****]	9,947	[*****]	[*****]	[*****]	9,947	[*****]	[*****]	[*****]
1232	1232 COON RAPIDS	2.50	6,491	[*****]	[*****]	[*****]	6,491	[*****]	[*****]	[*****]	6,491	[*****]	[*****]	[*****]
1092	1092 WESTLAND (DETROIT)	2.72	3,506	[*****]	[*****]	[*****]	3,506	[*****]	[*****]	[*****]	3,506	[*****]	[*****]	[*****]
2027	2027 WASILLA	3.00	7,063	[*****]	[*****]	[*****]	7,063	[*****]	[*****]	[*****]	7,063	[*****]	[*****]	[*****]
1139	1139 TUKWILA	3.50	8,759	[*****]	[*****]	[*****]	8,759	[*****]	[*****]	[*****]	8,759	[*****]	[*****]	[*****]
1765	1765 PALM BEACH GARDENS	3.75	6,188	[*****]	[*****]	[*****]	6,188	[*****]	[*****]	[*****]	6,188	[*****]	[*****]	[*****]
2395	2395 MANASSAS	4.37	7,407	[*****]	[*****]	[*****]	7,407	[*****]	[*****]	[*****]	7,407	[*****]	[*****]	[*****]
1280	1280 SPRINGDALE	4.50	16,506	[*****]	[*****]	[*****]	16,506	[*****]	[*****]	[*****]	16,506	[*****]	[*****]	[*****]
1073	1073 EXTON	4.68	9,039	[*****]	[*****]	[*****]	9,039	[*****]	[*****]	[*****]	9,039	[*****]	[*****]	[*****]
1004	1004 GARDEN CITY	5.00	15,343	[*****]	[*****]	[*****]	15,343	[*****]	[*****]	[*****]	15,343	[*****]	[*****]	[*****]
1048	1048 PASADENA	5.00	7,168	[*****]	[*****]	[*****]	7,168	[*****]	[*****]	[*****]	7,168	[*****]	[*****]	[*****]
1278	1278 TORRANCE	5.00	7,489	[*****]	[*****]	[*****]	7,489	[*****]	[*****]	[*****]	7,489	[*****]	[*****]	[*****]
1044	1044 JERSEY CTY/NEWPORT	5.00	5,411	[*****]	[*****]	[*****]	5,411	[*****]	[*****]	[*****]	5,411	[*****]	[*****]	[*****]
1013	1013 GLEN BURNIE	5.00	8,050	[*****]	[*****]	[*****]	8,050	[*****]	[*****]	[*****]	8,050	[*****]	[*****]	[*****]
1283	1283 BRAINTREE	5.00	8,694	[*****]	[*****]	[*****]	8,694	[*****]	[*****]	[*****]	8,694	[*****]	[*****]	[*****]
1528	1528 SAN RAFAEL	5.00	6,922	[*****]	[*****]	[*****]	6,922	[*****]	[*****]	[*****]	6,922	[*****]	[*****]	[*****]
1404	1404 MASSAPEQUA	5.00	6,997	[*****]	[*****]	[*****]	6,997	[*****]	[*****]	[*****]	6,997	[*****]	[*****]	[*****]
1494	1494 MOORESTOWN	5.00	8,126	[*****]	[*****]	[*****]	8,126	[*****]	[*****]	[*****]	8,126	[*****]	[*****]	[*****]
1395	1395 KNOXVILLE WEST TOWN	5.00	7,705	[*****]	[*****]	[*****]	7,705	[*****]	[*****]	[*****]	7,705	[*****]	[*****]	[*****]

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	FY2018 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	Expiration Date	Leased/ Owned
2694	2694 FREDERICKSBURG	5,347	[*****]	[*****]	[*****]	5,347	[*****]	[*****]	[*****]	1/31/2020	Lease
1544	1544 REGO PARK	7,421	[*****]	[*****]	[*****]	7,421	[*****]	[*****]	[*****]	1/31/2020	Lease
2138	2138 SANTA BARBARA	5,841	[*****]	[*****]	[*****]	5,841	[*****]	[*****]	[*****]	1/31/2020	Lease
1134	1134 MILFORD	9,130	[*****]	[*****]	[*****]	9,130	[*****]	[*****]	[*****]	1/31/2020	Lease
1154	1154 WHITEHALL	7,401	[*****]	[*****]	[*****]	7,401	[*****]	[*****]	[*****]	1/31/2020	Lease
1254	1254 WILMINGTON	7,863	[*****]	[*****]	[*****]	7,863	[*****]	[*****]	[*****]	1/31/2020	Lease
1143	1143 BROOKLYN/KINGS PLZ	7,105	[*****]	[*****]	[*****]	7,105	[*****]	[*****]	[*****]	1/31/2020	Lease
1733	1733 YONKERS	8,470	[*****]	[*****]	[*****]	8,470	[*****]	[*****]	[*****]	1/31/2020	Lease
2435	2435 CHARLOTTESVILLE	6,125	[*****]	[*****]	[*****]	6,125	[*****]	[*****]	[*****]	1/31/2020	Lease
1958	1958 SAN JOSE/OAK RIDGE	7,547	[*****]	[*****]	[*****]	7,547	[*****]	[*****]	[*****]	1/31/2020	Lease
1133	1133 LEOMINSTER	7,483	[*****]	[*****]	[*****]	7,483	[*****]	[*****]	[*****]	1/31/2020	Lease
1123	1123 DEDHAM	8,522	[*****]	[*****]	[*****]	8,522	[*****]	[*****]	[*****]	1/31/2020	Lease
1850	1850 LOUISVILLE OXMOOR	8,345	[*****]	[*****]	[*****]	8,345	[*****]	[*****]	[*****]	1/31/2018	GroundLease
1758	1758 ESCONDIDO	4,035	[*****]	[*****]	[*****]	4,035	[*****]	[*****]	[*****]	3/1/2016	GroundLease
1304	1304 SILVER SPRING	4,973	[*****]	[*****]	[*****]	4,973	[*****]	[*****]	[*****]	1/31/2018	GroundLease
1684	1684 WOODBRIDGE	9,422	[*****]	[*****]	[*****]	9,422	[*****]	[*****]	[*****]	8/5/2016	GroundLease
1368	1368 CONCORD	9,947	[*****]	[*****]	[*****]	9,947	[*****]	[*****]	[*****]	10/19/2016	GroundLease
1232	1232 COON RAPIDS	6,491	[*****]	[*****]	[*****]	6,491	[*****]	[*****]	[*****]	7/31/2017	GroundLease
1092	1092 WESTLAND (DETROIT)	3,506	[*****]	[*****]	[*****]	3,506	[*****]	[*****]	[*****]	10/21/2017	GroundLease
2027	2027 WASILLA	7,063	[*****]	[*****]	[*****]	7,063	[*****]	[*****]	[*****]	1/31/2018	GroundLease
1139	1139 TUKWILA	8,759	[*****]	[*****]	[*****]	8,759	[*****]	[*****]	[*****]	7/31/2018	GroundLease
1765	1765 PALM BEACH GARDENS	6,188	[*****]	[*****]	[*****]	6,188	[*****]	[*****]	[*****]	10/31/2018	GroundLease
2395	2395 MANASSAS	7,407	[*****]	[*****]	[*****]	7,407	[*****]	[*****]	[*****]	6/14/2019	GroundLease
1280	1280 SPRINGDALE	16,506	[*****]	[*****]	[*****]	16,506	[*****]	[*****]	[*****]	7/31/2019	GroundLease
1073	1073 EXTON	9,039	[*****]	[*****]	[*****]	9,039	[*****]	[*****]	[*****]	10/5/2019	GroundLease
1004	1004 GARDEN CITY	15,343	[*****]	[*****]	[*****]	15,343	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1048	1048 PASADENA	7,168	[*****]	[*****]	[*****]	7,168	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1278	1278 TORRANCE	7,489	[*****]	[*****]	[*****]	7,489	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1044	1044 JERSEY CTY/NEWPORT	5,411	[*****]	[*****]	[*****]	5,411	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1013	1013 GLEN BURNIE	8,050	[*****]	[*****]	[*****]	8,050	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1283	1283 BRAINTREE	8,694	[*****]	[*****]	[*****]	8,694	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1528	1528 SAN RAFAEL	6,922	[*****]	[*****]	[*****]	6,922	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1404	1404 MASSAPEQUA	6,997	[*****]	[*****]	[*****]	6,997	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1494	1494 MOORESTOWN	8,126	[*****]	[*****]	[*****]	8,126	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1395	1395 KNOXVILLE WEST TOWN	7,705	[*****]	[*****]	[*****]	7,705	[*****]	[*****]	[*****]	1/31/2020	GroundLease

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.

Store Num	Store Name	Lease Term	FY2015 Begin Sq Ft	Lease Factor	Yr 1 Rent PSF	Yr 1 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2017 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1335	1335 GREENSBORO	5.00	5,856	[*****]	[*****]	[*****]	5,856	[*****]	[*****]	[*****]	5,856	[*****]	[*****]	[*****]
1654	1654 MEDIA	5.00	8,919	[*****]	[*****]	[*****]	8,919	[*****]	[*****]	[*****]	8,919	[*****]	[*****]	[*****]
1274	1274 RICHMOND/CHESTERFIELD	5.00	7,551	[*****]	[*****]	[*****]	7,551	[*****]	[*****]	[*****]	7,551	[*****]	[*****]	[*****]
1463	1463 BURLINGTON	5.00	7,315	[*****]	[*****]	[*****]	7,315	[*****]	[*****]	[*****]	7,315	[*****]	[*****]	[*****]
1374	1374 BEL AIR	5.00	6,517	[*****]	[*****]	[*****]	6,517	[*****]	[*****]	[*****]	6,517	[*****]	[*****]	[*****]
1253	1253 PEABODY	5.00	16,272	[*****]	[*****]	[*****]	16,272	[*****]	[*****]	[*****]	16,272	[*****]	[*****]	[*****]
1834	1834 NORTH WALES	5.00	9,819	[*****]	[*****]	[*****]	9,819	[*****]	[*****]	[*****]	9,819	[*****]	[*****]	[*****]
1722	1722 BLOOMINGTON	5.00	8,564	[*****]	[*****]	[*****]	8,564	[*****]	[*****]	[*****]	8,564	[*****]	[*****]	[*****]
1162	1162 AMHERST	5.00	7,207	[*****]	[*****]	[*****]	7,207	[*****]	[*****]	[*****]	7,207	[*****]	[*****]	[*****]
1644	1644 LANCASTER	5.00	8,635	[*****]	[*****]	[*****]	8,635	[*****]	[*****]	[*****]	8,635	[*****]	[*****]	[*****]
1031	1031 DENVER/CHERRY CREEK	0.15	17,027	[*****]	[*****]	[*****]	17,027	[*****]	[*****]	[*****]	17,027	[*****]	[*****]	[*****]
1124	1124 BAY SHORE	0.25	6,217	[*****]	[*****]	[*****]	6,217	[*****]	[*****]	[*****]	6,217	[*****]	[*****]	[*****]

Store Num	Store Name	FY2018 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	Expiration Date	Leased/ Owned
1335	1335 GREENSBORO	5,856	[*****]	[*****]	[*****]	5,856	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1654	1654 MEDIA	8,919	[*****]	[*****]	[*****]	8,919	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1274	1274 RICHMOND/CHESTERFIELD	7,551	[*****]	[*****]	[*****]	7,551	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1463	1463 BURLINGTON	7,315	[*****]	[*****]	[*****]	7,315	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1374	1374 BEL AIR	6,517	[*****]	[*****]	[*****]	6,517	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1253	1253 PEABODY	16,272	[*****]	[*****]	[*****]	16,272	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1834	1834 NORTH WALES	9,819	[*****]	[*****]	[*****]	9,819	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1722	1722 BLOOMINGTON	8,564	[*****]	[*****]	[*****]	8,564	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1162	1162 AMHERST	7,207	[*****]	[*****]	[*****]	7,207	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1644	1644 LANCASTER	8,635	[*****]	[*****]	[*****]	8,635	[*****]	[*****]	[*****]	1/31/2020	GroundLease
1031	1031 DENVER/CHERRY CREEK	17,027	[*****]	[*****]	[*****]	17,027	[*****]	[*****]	[*****]	3/29/2015	GroundLease
1124	1124 BAY SHORE	6,217	[*****]	[*****]	[*****]	6,217	[*****]	[*****]	[*****]	5/3/2015	GroundLease

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to this omitted information.